UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 13, 2006
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR
EXHIBIT INDEX
SIGNATURES
EX-3(II) Amendment No. 2 to Bylaws
EX-99.1 Press Release

ITEM 5.03.      AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.
Effective April 13, 2006, the Paychex, Inc. (the “Company”) Board of Directors amended Article III, Section 1 of the Company’s By-laws to adopt a majority vote standard for election of directors. As amended, the Company’s By-laws provide for election of directors by a majority of votes cast in uncontested elections where the number of nominees is equal to the number of directors to be elected. A majority of the votes cast means that the number of shares voted by stockholders “for” the election of a director nominee must exceed the number of votes cast “against” the nominee. In contested elections, where the number of nominees exceeds the number of directors to be elected, directors are elected by plurality vote.
If a nominee that is an incumbent director does not receive a required majority of the votes cast, the director must offer his or her resignation to the Board. The Governance and Compensation Committee shall consider such offer and will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will consider the Committee’s recommendation and will determine whether to accept such offer. The Board shall publicly disclose its decision, and the rationale behind it, within 90 days from the date of the certification of the stockholder vote results. The director who tenders his or her resignation will not participate in the Board’s or the Committee’s decisions.
In the event that no nominees for election to the Board receive a required majority of the votes cast at an annual meeting, a special meeting of stockholders shall be called for an election of directors in the manner provided in the By-laws. Each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.
The amendment is effective as of April 13, 2006 and the Company’s amendment to its By-laws is filed as Exhibit 3(ii) to this Form 8-K.
EXHIBIT INDEX
The following exhibits are filed with this Form 8-K.
          Exhibit 3(ii):      Amendment No. 2 to the By-laws of Paychex, Inc.
          Exhibit 99.1:       Press Release of Paychex, Inc. dated April 17, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
PAYCHEX, INC.

Date: April 17, 2006	/s/ Jonathan J. Judge

Jonathan J. Judge
President and
Chief Executive Officer

Date: April 17, 2006	/s/ John M. Morphy

John M. Morphy
Senior Vice President, Chief
Financial Officer and
Secretary

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